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                         SECURITIES EXCHANGE COMMISSION
                             ---------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                              THE ST. JOE COMPANY
             (Exact name of registrant as specified in its charter)

                             ---------------------

                   FLORIDA                                      59-0432511
        (State or other jurisdiction                           (IRS Employer
      of incorporation of organization)                     Identification No.)

                        1650 PRUDENTIAL DRIVE, SUITE 400
                          JACKSONVILLE, FLORIDA 32207
              (Address of principal executive offices) (Zip Code)

                              THE ST. JOE COMPANY
                           1999 STOCK INCENTIVE PLAN
                            (Full title of the Plan)

                                ROBERT M. RHODES
                          EXECUTIVE VICE PRESIDENT AND
                                GENERAL COUNSEL
                              THE ST. JOE COMPANY
                        1650 PRUDENTIAL DRIVE, SUITE 400
                          JACKSONVILLE, FLORIDA 32207
                    (Name and address of agent for service)

                                 (904) 396.6600
         (Telephone number, including area code, of agent for service)

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

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                                                      PROPOSED             PROPOSED
                                  AMOUNT               MAXIMUM              MAXIMUM             AMOUNT OF
   TITLE OF SECURITIES             TO BE           OFFERING PRICE          AGGREGATE          REGISTRATION
     TO BE REGISTERED          REGISTERED(1)        PER SHARE(2)       OFFERING PRICE(2)           FEE
--------------------------------------------------------------------------------------------------------------
Common Stock Options......       2,040,121             $19.97           $40,741,216.00         $10,756.00
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1999 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of The St. Joe Company.
(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1933 Act"), on the basis of the average of the high and low price per share of Common Stock of The St. Joe Company on December 8, 2000.
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

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     The St. Joe Company (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

          (a) The Registrant's Annual Report on Form 10-K for the latest fiscal year for which such a report has been filed;

          (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") since the end of the latest fiscal year for which an Annual Report on Form 10-K has been filed; and

          (c) The Registrant's Registration Statement on Form 8-A(SEC File No. 1-10466), filed with the SEC on March 16, 1990, pursuant to Section 12 of the Securities Exchange Act, together with amendments thereto, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock are described.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Reference is made to Section 607.0850, Florida Statutes, as to indemnification by the Company of its officers and Directors.

     Article III, Section 8 of the Company's Amended and Restated By-Laws provides as follows:

     "The Company shall indemnify and reimburse and advance expenses for any Director and officer, and for any Director and officer of another corporation, partnership, joint venture, trust or other enterprise serving at the request of the Company, whether or not then in office, and his or her executor, administrator and heirs, and may indemnify and reimburse and advance expenses to employees and agents of the Company, against all reasonable expenses actually and necessarily incurred, including but not limited to, judgments, costs and counsel fees in connection with the defense of any litigation, civil or administrative action, suit or proceeding, to which he or she may have been made a party because he or she is or was a Director, officer, employee or agent of the Company or he or she was serving at the request of the Company as a Director or officer of another corporation, partnership, joint venture, trust or other enterprise."

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8.  EXHIBITS

EXHIBIT
NUMBER                                   EXHIBIT
-------                                  -------
   4      --   Instrument Defining Rights of Stockholders. Reference is
               made to Registrant's Registration Statement on Form 8-A (SEC
               File No. 1-10466), which is incorporated by reference
               pursuant to Item 3(c) of this Registration Statement.
   5      --   Opinion and consent of General Counsel of Registrant.
  23.1    --   Consent of KPMG LLP.
  23.2    --   Consent of General Counsel of Registrant is contained in
               Exhibit 5.
  24      --   Power of Attorney. Reference is made to page II-4 of this
               Registration Statement.

ITEM 9.  UNDERTAKINGS

     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution, not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the 1999 Stock Incentive Plan under which the shares to be registered on this Registration Statement will be issued.

     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registration will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jacksonville, State of Florida on this 6th day of December, 2000.

                                          THE ST. JOE COMPANY

                                          By:      /s/ Kevin M. Twomey
                                            ------------------------------------
                                                      Kevin M. Twomey
                                                       President and
                                                  Chief Operating Officer

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of the St. Joe Company, a Florida corporation, do hereby constitute and appoint Kevin M. Twomey as the lawful attorney-in-fact and agent with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporations to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                  TITLE                    DATE
                      ---------                                  -----                    ----
                /s/ Peter S. Rummell                   Chairman of the Board and    November 20, 2000
-----------------------------------------------------    Chief Executive Officer
                  Peter S. Rummell                       (Principal Executive
                                                         Officer)

                 /s/ Kevin M. Twomey                   President and Chief          December 6, 2000
-----------------------------------------------------    Financial Officer
                   Kevin M. Twomey                       (Principal Financial
                                                         Officer)

               /s/ Michael L. Ainslie                  Director                     November 21, 2000
-----------------------------------------------------
                 Michael L. Ainslie

                  /s/ John S. Lord                     Director                     November 21, 2000
-----------------------------------------------------
                    John S. Lord

                      SIGNATURE                                  TITLE                    DATE
                      ---------                                  -----                    ----
                /s/ Herbert H. Peyton                  Director                     November 20, 2000
-----------------------------------------------------
                  Herbert H. Peyton

                /s/ John J. Quindlen                   Director                     November 21, 2000
-----------------------------------------------------
                  John J. Quindlen

                /s/ Walter L. Revell                   Director                     November 21, 2000
-----------------------------------------------------
                  Walter L. Revell

               /s/ Frank S. Shaw, Jr.                  Director                     November 20, 2000
-----------------------------------------------------
                 Frank S. Shaw, Jr.

               /s/ Winfred L. Thornton                 Director                     December 4, 2000
-----------------------------------------------------
                 Winfred L. Thornton

                  /s/ John D. Uible                    Director                     November 19, 2000
-----------------------------------------------------
                    John D. Uible

                                 EXHIBIT INDEX

EXHIBIT                                                                      SEQUENCE
NUMBER                                   EXHIBIT                              NUMBER
-------                                  -------                             --------
    4     --   Instrument Defining Rights of Stockholders. Reference is
               made to Registrant's Registration Statement on Form 8-A (SEC
               File No. 1-10466), which is Incorporated by reference
               pursuant to Item 3(c) of this Registration Statement.
    5     --   Opinion and consent of General Counsel of Registrant.
 23.1     --   Consent of KPMG LLP.
 23.2     --   Consent of General Counsel of Registrant is contained in
               Exhibit 5.
   24     --   Power of Attorney. Reference is made to page II-3 of this
               Registration Statement.